                                                                   EXHIBIT 20.12

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                         March 31, 2000
                                                     ---------------------------
        Determination Date:                                       April 7, 2000
                                                     ---------------------------
        Distribution Date:                                       April 17, 2000
                                                     ---------------------------
        Monthly Period Ending:                                   March 31, 2000
                                                     ---------------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.  Collection Account Summary

        Available Funds:
                     Payments Received                                                    $6,531,784.61
                     Liquidation Proceeds (excluding Purchase Amounts)                      $718,317.37
                     Current Monthly Advances                                                 94,940.96
                     Amount of withdrawal, if any, from the Spread Account                        $0.00
                     Monthly Advance Recoveries                                             (122,303.10)
                     Purchase Amounts-Warranty and Administrative Receivables                     $0.00
                     Purchase Amounts - Liquidated Receivables                                    $0.00
                     Income from investment of funds in Trust Accounts                       $27,387.83
                                                                                    --------------------
        Total Available Funds                                                                                      $7,250,127.67
                                                                                                             ====================

        Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                            $0.00
                     Backup Servicer Fee                                                          $0.00
                     Basic Servicing Fee                                                    $161,394.54
                     Trustee and other fees                                                       $0.00
                     Class A-1 Interest Distributable Amount                                $119,761.93
                     Class A-2 Interest Distributable Amount                                $326,077.10
                     Class A-3 Interest Distributable Amount                                $292,291.67
                     Noteholders' Principal Distributable Amount                          $5,765,212.35
                     Amounts owing and not paid to Security Insurer under
                       Insurance Agreement                                                        $0.00
                     Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                     Spread Account Deposit                                                 $585,390.09
                                                                                    --------------------
        Total Amounts Payable on Distribution Date                                                                 $7,250,127.67
                                                                                                             ====================


                                 Page 1 (1998-E)

   II.  Available Funds

        Collected Funds (see V)
                                     Payments Received                                        $6,531,784.61
                                     Liquidation Proceeds (excluding Purchase Amounts)          $718,317.37           $7,250,101.98
                                                                                           -----------------

        Purchase Amounts                                                                                                      $0.00

        Monthly Advances
                                     Monthly Advances - current Monthly Period (net)            ($27,362.14)
                                     Monthly Advances - Outstanding Monthly Advances
                                        not otherwise reimbursed to the Servicer                      $0.00             ($27,362.14)
                                                                                           -----------------

        Income from investment of funds in Trust Accounts                                                                $27,387.83
                                                                                                                   -----------------

        Available Funds                                                                                               $7,250,127.67
                                                                                                                   =================

   III. Amounts Payable on Distribution Date

        (i)(a)      Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by AFL or the Servicer)                                                               $0.00

        (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                                $0.00

        (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                           $0.00

         (ii)       Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                                     Owner Trustee                                                    $0.00
                                     Administrator                                                    $0.00
                                     Indenture Trustee                                                $0.00
                                     Indenture Collateral Agent                                       $0.00
                                     Lockbox Bank                                                     $0.00
                                     Custodian                                                        $0.00
                                     Backup Servicer                                                  $0.00
                                     Collateral Agent                                                 $0.00                   $0.00
                                                                                           -----------------

        (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                                $161,394.54

        (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                              $0.00

        (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                    returned for insufficient funds (not otherwise reimbursed to Servicer)                                    $0.00

        (iv)        Class A-1 Interest Distributable Amount                                                             $119,761.93
                    Class A-2 Interest Distributable Amount                                                             $326,077.10
                    Class A-3 Interest Distributable Amount                                                             $292,291.67


        (v)         Noteholders' Principal Distributable Amount
                                     Payable to Class A-1 Noteholders                                                 $3,286,171.04
                                     Payable to Class A-2 Noteholders                                                 $2,479,041.31
                                     Payable to Class A-3 Noteholders                                                         $0.00


        (vii)       Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                    Distribution Account of any funds in the Class A-1 Holdback Subaccount
                    (applies only on the Class A-1 Final Scheduled Distribution Date)                                         $0.00

        (ix)        Amounts owing and not paid to the Security Insurer under Insurance Agreement                              $0.00
                                                                                                                   -----------------

                    Total amounts payable on Distribution Date                                                        $6,664,737.58
                                                                                                                   =================

                                 Page 2 (1998-E)

   IV.  Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
        Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
        Class A-1 Maturity Shortfall

        Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                     over total amounts payable (or amount of such
                     excess up to the Spread Account Maximum Amount)                                                  $585,390.09

        Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over Available Funds
                     (excluding amounts payable under item (vii) of Section III)                                            $0.00

                     Amount available for withdrawal from the Reserve Account (excluding the
                     Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                     (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                     of transfers of Subsequent Receivables)                                                                $0.00

                     (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                     Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                                 $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                     Amount by which (a) the remaining principal balance of the Class A-1 Notes
                     exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III              $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                                  $0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                     of Section III) shall be withdrawn by the Indenture Trustee from the
                     Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                     Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                   $0.00

        Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal
                     from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                             $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                     Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                     over, (b) the amount on deposit in the Pre-Funding Account                                             $0.00


        Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                     the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                     pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                       $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
        Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
        Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
        Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1998-E)

    V.  Collected Funds

        Payments Received:
                         Supplemental Servicing Fees                                                       $0.00
                         Amount allocable to interest                                               2,129,933.12
                         Amount allocable to principal                                              4,401,851.49
                         Amount allocable to Insurance Add-On Amounts                                      $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed to the
                            Servicer prior to deposit in the Collection Account)                           $0.00
                                                                                                  ---------------

        Total Payments Received                                                                                       $6,531,784.61

        Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables                 726,901.53

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated Receivables         (8,584.16)
                                                                                                  ---------------

        Net Liquidation Proceeds                                                                                        $718,317.37

        Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                       $0.00
                         Amount allocable to interest                                                      $0.00
                         Amount allocable to principal                                                     $0.00
                         Amount allocable to Insurance Add-On Amounts                                      $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed to the
                            Servicer prior to deposit in the Collection Account)                           $0.00              $0.00
                                                                                                  ---------------   ---------------

        Total Collected Funds                                                                                         $7,250,101.98
                                                                                                                    ===============

   VI.  Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                               $0.00
                         Amount allocable to interest                                                      $0.00
                         Amount allocable to principal                                                     $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed to the
                            Servicer prior to deposit in the Collection Account)                           $0.00

        Purchase Amounts - Administrative Receivables                                                                         $0.00
                         Amount allocable to interest                                                      $0.00
                         Amount allocable to principal                                                     $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed to the
                            Servicer prior to deposit in the Collection Account)                           $0.00
                                                                                                  ---------------

        Total Purchase Amounts                                                                                                $0.00
                                                                                                                    ================

   VII. Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                    $240,088.70

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                            ($122,303.10)
                         Liquidation Proceeds                                                              $0.00
                         Purchase Amounts - Warranty Receivables                                           $0.00
                         Purchase Amounts - Administrative Receivables                                     $0.00
                                                                                                  ---------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                     ($122,303.10)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                    ($122,303.10)

        Remaining Outstanding Monthly Advances                                                                          $117,785.60

        Monthly Advances - current Monthly Period                                                                        $94,940.96
                                                                                                                    ----------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                      $212,726.56
                                                                                                                    ================

                                 Page 4 (1998-E)

VIII. Calculation of Interest and Principal Payments

      A.  Calculation of Principal Distribution Amount

             Payments received allocable to principal                                                                $4,401,851.49
             Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables
                during the Monthly Period                                                                            $1,363,360.86
             Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
             Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
             Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
             Cram Down Losses                                                                                                $0.00
                                                                                                                    ----------------

             Principal Distribution Amount                                                                           $5,765,212.35
                                                                                                                    ================

      B.  Calculation of Class A-1 Interest Distributable Amount

             Class A-1 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-1 Noteholders on such Distribution Date)                  $24,065,090.54

             Multiplied by the Class A-1 Interest Rate                                                    5.4290%

             Multiplied by actual days in the period or in the case of the first Distribution
                Date, by 24/360                                                                       0.09166667       $119,761.93
                                                                                               ------------------

             Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             --
                                                                                                                    ----------------

             Class A-1 Interest Distributable Amount                                                                   $119,761.93
                                                                                                                    ================

      C.  Calculation of Class A-2 Interest Distributable Amount

             Class A-2 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-2 Noteholders on such Distribution Date)                  $69,873,664.80

             Multiplied by the Class A-2 Interest Rate                                                     5.600%

             Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360              0.08333333        $326,077.10
                                                                                               ------------------

             Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    ----------------

             Class A-2 Interest Distributable Amount                                                                    $326,077.10
                                                                                                                    ================

      D.  Calculation of Class A-3 Interest Distributable Amount

             Class A-3 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)                  $61,000,000.00

             Multiplied by the Class A-3 Interest Rate                                                     5.750%

             Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360              0.08333333        $292,291.67
                                                                                               ------------------

             Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    ----------------

             Class A-3 Interest Distributable Amount                                                                    $292,291.67
                                                                                                                    ================



                                 Page 5 (1998-E)

      E.  Calculation of Noteholders' Interest Distributable Amount

             Class A-1 Interest Distributable Amount                                                  $119,761.93
             Class A-2 Interest Distributable Amount                                                  $326,077.10
             Class A-3 Interest Distributable Amount                                                  $292,291.67



             Noteholders' Interest Distributable Amount                                                                 $738,130.70
                                                                                                                    ================

      F.  Calculation of Noteholders' Principal Distributable Amount:

             Noteholders' Monthly Principal Distributable Amount:

             Principal Distribution Amount                                                          $5,765,212.35

             The Class A-1 Notes will receive 57.00% of the Principal Distribution
             Amount on each Distribution Date.  The Class A-2 Notes will receive
             43.00% of the Principal Distribution Amount on each Distribution Date until the Class A-1 Notes are paid off.  Once the Class A-1 Notes are paid off the
             Class A-2 Notes and the Class A-3 Notes will be "sequential pay" classes, as follows;
             Once the Class A-1 Notes are paid off the Class A-2 notes will continue to amortize, until they are paid off; and once the Class A-2 Notes are paid off the
             Class A-3 Notes will begin to amortize until they are paid off.
                                                                                                                      $5,765,212.35

             Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                                    ----------------
             Noteholders' Principal Distributable Amount                                                              $5,765,212.35
                                                                                                                    ================

      G.  Application of Noteholders' Principal Distribution Amount:


             Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes               57.00%    $3,286,171.04
                                                                                                   ---------------  ================


             Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes               43.00%    $2,479,041.31
                                                                                                   ---------------  ================
      IX.    Pre-Funding Account

             A.  Withdrawals from Pre-Funding Account:

             Amount on deposit in the Pre-Funding Account as of the preceding
                Distribution Date or, in the case of the first Distribution Date,
                as of the Closing Date                                                                                        $0.00
                                                                                                                    ----------------
                                                                                                                              $0.00
                                                                                                                    ================

             Less:  withdrawals from the Pre-Funding Account in respect of transfers of
                Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
                (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
                Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to
                transfer of Subsequent Receivables over (ii) $0))                                                             $0.00

             Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the
                Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000
                or less as of the Distribution Date (see B below)                                                             $0.00
                                                                                                                    ----------------

             Amount remaining on deposit in the Pre-Funding Account after
                Distribution Date
                                                                                                            $0.00
                                                                                                   ---------------
                                                                                                                              $0.00
                                                                                                                    ================

             B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding
             Account:

             Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
                Amount not being reduced to zero on the Distribution Date on or immediately
                preceding the end of the Funding Period.                                                                      $0.00

                                 Page 6 (1998-E)

      X.     Reserve Account

             Requisite Reserve Amount:

             Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes,
                Class A-2 Notes, and Class A-3 Notes,

                    Product of (x) weighted average of the Class A-1, A-2, and A-3 Interest Rates
                    (based on outstanding Class A-1, A-2, and A-3 principal balances), divided by 360         5.6325%
                    (y) (the Pre-Funded Amount on such Distribution Date)                                       0.00
                    (z) (the number of days until the February 1999 Distribution Date)                             0
                                                                                                                             $0.00
                    Less the product of (x) 2.5% divided by 360,                                               2.500%
                    (y) the Pre-Funded Amount on such Distribution Date and,                                    0.00
                    (z) (the number of days until the February 1999 Distribution Date)                             0         $0.00
                                                                                                                         ---------


             Requisite Reserve Amount                                                                                        $0.00
                                                                                                                         =========

             Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
                Subaccount) as of the preceding Distribution Date or, in the case of the first
                Distribution Date, as of the Closing Date                                                                    $0.00

             Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
                Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
                from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                              $0.00

             Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
                Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
                Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding
                Account in respect of transfers of Subsequent Receivables)                                                   $0.00

             Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
                to cover the excess, if any, of total amount payable over Available Funds (see IV above)                     $0.00
                                                                                                                         ---------

             Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
                Subaccount) after the Distribution Date                                                                      $0.00
                                                                                                                         =========

      XI.    Class A-1 Holdback Subaccount:

             Class A-1 Holdback Amount:

             Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                 $0.00

             Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
                is greater than $0 (the Original Pool Balance after giving effect to the transfer of
                Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
                preceding the Distribution Date))                                                                                0

             Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
                a Class A-1 Maturity Shortfall (see IV above)                                                                $0.00

             Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
                withdrawal to be released by the Indenture Trustee)                                                          $0.00
                                                                                                                         ---------

             Class A-1 Holdback Subaccount immediately following the Distribution Date                                       $0.00
                                                                                                                         =========

      XII.   Calculation of Servicing Fees

             Aggregate Principal Balance as of the first day of the Monthly Period   $154,938,754.57
             Multiplied by Basic Servicing Fee Rate                                             1.25%
             Multiplied by months per year                                                0.08333333
                                                                                   ------------------

             Basic Servicing Fee                                                                         $161,394.54

             Less: Backup Servicer Fees                                                                        $0.00

             Supplemental Servicing Fees                                                                       $0.00
                                                                                                        ------------

             Total of Basic Servicing Fees and Supplemental Servicing Fees                                              $161,394.54
                                                                                                                        ===========

                                 Page 7 (1998-E)

      XIII.  Information for Preparation of Statements to Noteholders

             a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                  Class A-1 Notes                                                                    $24,065,090.54
                                  Class A-2 Notes                                                                    $69,873,664.80
                                  Class A-3 Notes                                                                    $61,000,000.00


             b. Amount distributed to Noteholders allocable to principal
                                  Class A-1 Notes                                                                     $3,286,171.04
                                  Class A-2 Notes                                                                     $2,479,041.31
                                  Class A-3 Notes                                                                             $0.00


             c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                  Class A-1 Notes                                                                    $20,778,919.50
                                  Class A-2 Notes                                                                    $67,394,623.49
                                  Class A-3 Notes                                                                    $61,000,000.00


             d. Interest distributed to Noteholders
                                  Class A-1 Notes                                                                       $119,761.93
                                  Class A-2 Notes                                                                       $326,077.10
                                  Class A-3 Notes                                                                       $292,291.67


             e. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                 $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                 $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                    from preceding statement)                                                                                 $0.00
                                                                                                        $0.00

             f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.  Reserve Account                                                                     $0.00
                2.  Spread Account Class A-1 Holdback Subaccount                                        $0.00
                3.  Claim on the Note Policy                                                                                  $0.00

             g. Remaining Pre-Funded Amount                                                                                   $0.00

             h. Remaining Reserve Amount                                                                                      $0.00

             i. Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

             j. Prepayment amounts
                                  Class A-1 Prepayment Amount                                                                 $0.00
                                  Class A-2 Prepayment Amount                                                                 $0.00
                                  Class A-3 Prepayment Amount                                                                 $0.00


             k.  Prepayment Premiums
                                  Class A-1 Prepayment Premium                                                                $0.00
                                  Class A-2 Prepayment Premium                                                                $0.00
                                  Class A-3 Prepayment Premium                                                                $0.00


             l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                   paid by the Trustee on behalf of the Trust                                                           $161,394.54

             m. Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                                  Class A-1 Notes                                                                        0.32467062
                                  Class A-2 Notes                                                                        0.67394623
                                  Class A-3 Notes                                                                        1.00000000


                                 Page 8 (1998-E)

      XVI.   Pool Balance and Aggregate Principal Balance

                          Original Pool Balance at beginning of Monthly Period                                    $224,999,999.23
                          Subsequent Receivables                                                                               --
                                                                                                              -------------------
                          Original Pool Balance at end of Monthly Period                                          $224,999,999.23
                                                                                                              ===================

                          Aggregate Principal Balance as of preceding Accounting Date                             $154,938,754.57
                          Aggregate Principal Balance as of current Accounting Date                               $149,173,542.22


             Monthly Period Liquidated Receivables                                       Monthly Period Administrative Receivables

                                  Loan #              Amount                                         Loan #              Amount
                                  ------              ------                                         ------              ------
                    see attached listing           1,363,360.86                        see attached listing                  --
                                                          $0.00                                                           $0.00
                                                          $0.00                                                           $0.00
                                                  -------------                                                           -----
                                                  $1,363,360.86                                                           $0.00
                                                  =============                                                           =====

      XVIII. Delinquency Ratio

             Sum of Principal Balances (as of the Accounting Date)
                of all Receivables delinquent more than 30 days with
                respect to all or any portion of a Scheduled Payment
                as of the Accounting Date                                                      7,308,441.39

             Aggregate Principal Balance as of the Accounting Date                          $149,173,542.22
                                                                                          -----------------

             Delinquency Ratio                                                                                       4.89928796%
                                                                                                              ------------------

          IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                          ARCADIA FINANCIAL LTD.

                                          By:
                                             -----------------------------------
                                          Name:  Scott R. Fjellman
                                               ---------------------------------
                                          Title: Vice President / Securitization
                                                --------------------------------


                                 Page 9 (1998-E)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING MARCH 31, 2000

      I.   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                $225,000,000

                       AGE OF POOL (IN MONTHS)                                       16

      II.  Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                     $7,308,441.39

           Aggregate Principal Balance as of the Accounting Date                          $149,173,542.22
                                                                                        ------------------

           Delinquency Ratio                                                                                          4.89928796%
                                                                                                                 ================


      III. Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                      4.89928796%

           Delinquency ratio - preceding Determination Date                                    5.40016019%

           Delinquency ratio - second preceding Determination Date                             6.47463149%
                                                                                        ------------------


           Average Delinquency Ratio                                                                                  5.59135988%
                                                                                                                 ================


      IV.  Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                     $12,735,959.90

           Add:         Sum of Principal Balances (as of the Accounting Date)
                            of Receivables that became Liquidated Receivables
                            during the Monthly Period or that became Purchased
                            Receivables during Monthly Period (if delinquent more
                            than 30 days with respect to any portion of a Scheduled
                            Payment at time of purchase)                                                           $1,363,360.86
                                                                                                                 ----------------

           Cumulative balance of defaults as of the current Accounting Date                                       $14,099,320.76

                        Sum of Principal Balances (as of the Accounting Date)
                            of 90+ day delinquencies                                         2,353,827.68

                                           Percentage of 90+ day delinquencies
                                              applied to defaults                                  100.00%         $2,353,827.68
                                                                                        ------------------       ----------------

           Cumulative balance of defaults and 90+ day delinquencies as of
              the current Accounting Date                                                                         $16,453,148.44
                                                                                                                 ================




      V.   Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                 7.3125104%

           Cumulative Default Rate - preceding Determination Date                               6.7534590%

           Cumulative Default Rate - second preceding Determination Date                        6.3753174%


                                 Page 1 (1998-E)

      VI.    Net Loss Rate

             Cumulative net losses as of the preceding Accounting Date                                                $5,853,319.60

             Add:         Aggregate of Principal Balances as of the Accounting Date
                             (plus accrued and unpaid interest theron to the end of the
                             Monthly Period) of all Receivables that became Liquidated
                             Receivables or that became Purchased Receivables
                             and that were delinquent more than 30 days with
                             respect to any portion of a Scheduled Payment as of the
                             Accounting Date                                                     $1,363,360.86
                                                                                             ------------------

                          Liquidation Proceeds received by the Trust                              ($718,317.37)         $645,043.49
                                                                                             ------------------     ----------------

             Cumulative net losses as of the current Accounting Date                                                  $6,498,363.09

                          Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                            $2,353,827.68

                                            Percentage of 90+ day delinquencies
                                               applied to losses                                         50.00%       $1,176,913.84
                                                                                             ------------------     ----------------
             Cumulative net losses and 90+ day delinquencies as of the current
             Accounting Date                                                                                          $7,675,276.93
                                                                                                                    ================




      VII.   Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

             Cumulative Net Loss Rate - current Determination Date                                                        3.4112342%

             Cumulative Net Loss Rate - preceding Determination Date                                                      3.1479915%

             Cumulative Net Loss Rate - second preceding Determination Date                                               2.9498527%

      VIII.  Other Information Provided to FSA

             A. Credit Enhancement Fee information:

                Aggregate Principal Balance as of the Accounting Date                          $149,173,542.22
                Multiplied by:  Credit Enhancement Fee  (31 bp's) * (30/360)                            0.0258%
                                                                                             ------------------
                              Amount due for current period                                                              $38,536.50
                                                                                                                    ================


             B. Dollar amount of loans that prepaid during the Monthly Period                                         $1,954,987.72
                                                                                                                    ================

                Percentage of loans that prepaid during the Monthly Period                                               1.31054589%
                                                                                                                    ================

      VIII.  Classic/Premier Loan Detail

                                                                    Classic                      Premier                  Total
                                                                    -------                      -------                  -----
             Aggregate Loan Balance, Beginning                  120,863,240.44               $34,075,514.13         $154,938,754.57
               Subsequent deliveries of Receivables                                                                            0.00
               Prepayments                                       (1,489,431.44)                 (465,556.28)          (1,954,987.72)
               Normal loan payments                              (1,868,018.32)                 (578,845.45)          (2,446,863.77)
               Liquidated Receivables                            (1,160,831.12)                 (202,529.74)          (1,363,360.86)
               Administrative and Warranty Receivables                    0.00                                                 0.00
                                                          ---------------------           ------------------        ----------------
             Aggregate Loan Balance, Ending                    $116,344,959.56               $32,828,582.66         $149,173,542.22
                                                          =====================           ==================        ================

             Delinquencies                                       $6,364,717.76                   943,723.63           $7,308,441.39
             Recoveries                                            $594,320.47                  $123,996.90             $718,317.37
             Net Losses                                             566,510.65                    78,532.84             $645,043.49


                                 Page 2 (1998-E)

     IX.  Spread Account Information                                                                $                          %

          Beginning Balance                                                                  $13,944,487.98              9.34782923%

          Deposit to the Spread Account                                                         $585,390.09              0.39242219%
          Spread Account Initial Deposit                                                              $0.00
          Spread Account Additional Deposit                                                           $0.00              0.00000000%
          Withdrawal from the Spread Account                                                     ($3,844.23)            -0.00257702%
          Disbursements of Excess                                                            ($1,167,644.85)            -0.78274259%
          Interest earnings on Spread Account                                                    $67,229.88              0.04506823%
                                                                                          ------------------    --------------------

          Ending Balance                                                                     $13,425,618.87              9.00000000%
                                                                                          ==================    ====================


          Specified Balance pursuant to Section 3.03 of the
               Spread Account Agreement among Olympic Financial Ltd.,
               Arcadia Receivables Finance Corp., Financial Security
               Assurance Inc. and Norwest Bank Minnesota, National Association               $13,425,618.87              9.00000000%
                                                                                          ==================    ====================

     X.   Trigger Events

          Cumulative Loss and Default Triggers as of December 1, 1998

                                          Loss             Default            Loss Event           Default Event
                 Month                 Performance       Performance          of Default            of Default
           ---------------------------------------------------------------------------------------------------------
                    3                     1.05%             2.11%                1.33%                 2.66%
                    6                     2.11%             4.21%                2.66%                 5.32%
                    9                     3.05%             6.10%                3.85%                 7.71%
                   12                     3.90%             7.79%                4.92%                 9.84%
                   15                     5.02%            10.03%                6.34%                12.68%
                   18                     6.04%            12.07%                7.63%                15.25%
                   21                     6.93%            13.85%                8.75%                17.50%
                   24                     7.70%            15.40%                9.73%                19.45%
                   27                     8.10%            16.21%               10.24%                20.47%
                   30                     8.43%            16.86%               10.65%                21.29%
                   33                     8.71%            17.43%               11.01%                22.01%
                   36                     8.96%            17.92%               11.32%                22.63%
                   39                     9.08%            18.15%               11.47%                22.93%
                   42                     9.17%            18.34%               11.58%                23.16%
                   45                     9.25%            18.49%               11.68%                23.36%
                   48                     9.31%            18.62%               11.76%                23.52%
                   51                     9.36%            18.73%               11.83%                23.65%
                   54                     9.41%            18.81%               11.88%                23.76%
                   57                     9.44%            18.88%               11.92%                23.84%
                   60                     9.46%            18.93%               11.95%                23.91%
                   63                     9.48%            18.96%               11.97%                23.95%
                   66                     9.49%            18.98%               11.99%                23.98%
                   69                     9.50%            18.99%               12.00%                23.99%
                   72                     9.50%            19.00%               12.00%                24.00%
           ---------------------------------------------------------------------------------------------------------

          Average Delinquency Ratio equal to or greater than 8.25%                             Yes________    No___X_____

          Cumulative Default Rate (see above table)                                            Yes________    No___X_____

          Cumulative Net Loss Rate (see above table)                                           Yes________    No___X_____

          Trigger Event that occurred as of a prior Determination Date
             is Deemed Cured as of current Determination Date                                  Yes________    No___X_____

     XI.  Insurance Agreement Events of Default

          To the knowledge of the Servicer, an Insurance Agreement
             Event of Default has occurred                                                     Yes________    No___X_____

          To the knowledge of the Servicer, a Capture Event has occurred and be continuing     Yes________    No___X_____

          To the knowledge of the Servicer, a prior Capture Event has been cured by
             a permanent waiver                                                                Yes________    No___X_____

          IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA  FINANCIAL  LTD.

                                         By:
                                            ------------------------------------
                                         Name: Scott R. Fjellman
                                              ----------------------------------
                                         Title: Vice President / Securitization
                                               ---------------------------------



                                 Page 3 (1998-E)